13. ACCOUNTS RECEIVABLE FROM THE STATE OF MINAS GERAIS	12 Months Ended
Dec. 31, 2019
Disclosure of accounts receivables [abstract]
ACCOUNTS RECEIVABLE FROM THE STATE OF MINAS GERAIS

13. ACCOUNTS RECEIVABLE FROM THE STATE OF MINAS GERAIS

The Company has accounts receivable from the State of Minas Gerais, arising from return of an administrative deposit made for a dispute on the rate of inflation and other adjustment to be applied to an advance for future capital increase (‘AFAC’), made in prior years, which was the subject of a debt recognition agreement.  The agreement provided for payment by the Minas Gerais State in 12 consecutive monthly installments, each updated by the IGP–M index up to the date of actual payment, the first to become due on November 10, 2017. The agreement states that, in the event of arrears or default by the State in payment of the agreed consecutive monthly installments, Cemig is authorized to retain dividends or Interest on Equity distributable to the State in proportion to the State’s equity interest, for as long as the arrears and/or default continues.

Considering the reference in the previous paragraph, on June 28, 2019 and December 27, 2019, the Company withheld an amount of R$18 and R$130, respectively, corresponding to the dividends that would have been payable to Minas Gerais State on that dates. The balance receivable on December 31, 2019, R$115 (R$246 on December 31, 2018), was classified as Non-current asset, as a result of the delays in installments past due since January 2018.

Management believes that it will not suffer losses on these receivables, as the amounts due are subject to the guarantees mentioned above, which the Company intends to execute in the event of default of the amount agreed in the debt recognition agreement.